Analyst Day July 1, 2008 Exhibit 99.1

1
The following information contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. The reports filed by TransDigm Group Incorporated pursuant to United States securities laws contain discussions of some of these risks and uncertainties. TransDigm Group Incorporated assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to review our filings with the United States Securities and Exchange Commission.
Forward Looking Statements

CAGR = 6.1%
World Airline Traffic
Forecast
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1970
1975
1980
1985
1990
1995
2000
2005
2010

TRANSDIGM GROUP INC.

2 Welcome Sean Maroney TDG Overview Nick Howley Management Ray Laubenthal Process Operating Units Bob Henderson M&A Al Rodriguez Financial Information Greg Rufus Q&A Agenda

TDG Overview W. Nicholas Howley

4
Proven track record
Managed the business
through multiple cycles
Experience with a leveraged
capital structure
Deep bench
Collectively owns significant
equity
Experienced Operations with Proven Track Record
W. Nicholas Howley Chairman & CEO 1993
Gregory Rufus Executive VP – CFO 2000
Raymond F. Laubenthal President & COO 1993
Robert S. Henderson Executive VP – President
AdelWiggins Group
1994
Albert J. Rodriguez Executive VP – Mergers &
Acquisitions
1993
James Riley President, AeroControlex
Group
1994
EXECUTIVE
TITLE
YEAR HIRED

5
TransDigm Overview
Highly engineered aerospace
components
Proprietary and sole source products
Significant aftermarket content
High free cash flow
(1) Midpoint of May 6, 2008 guidance (excluding CEF Industries)
(2) EBITDA As Defined represents EBITDA plus acquisition related costs, non-cash compensation and deferred compensation costs, public offering costs and other non-cash expenses.
($ in millions)
BUSINESS DISTINGUISHING
CHARACTERISTICS
9/30/08 E
Revenue: $705
EBITDA As
Defined
(2)
:
$329
EBITDA As
Defined
Margin:
46%
Formed: 1993
(1)

6 Batteries Pumps Transducers Controls/Actuators Main Bus Voltage Harmonic Filter Ignition Systems Highly Engineered Niche Products Rudder Isolation Valves Inverters

7 Fluid Products Cockpit Security Systems Engineered Connectors Bin Latches Cockpit LCD Display Highly Engineered Niche Products Motors Flight Deck Audio Controls & Systems Linear Actuator

8
Investment Highlights
Favorable industry
dynamics
Niche market positions
High margin aftermarket
Diverse mix
Experienced
management team
Demonstrated value
generation
Proven acquisition /
integration
Market growth
New business
Acquisitions
Value pricing
Productivity
Consistent Growth and Value Creation
ATTRACTIVE
MARKET
POSITION
PROVEN
OPERATING
STRATEGY
MULTIPLE
GROWTH
PATHS

Revenue = 19.6%
EBITDA As Defined = 26.2%

TRANSDIGM GROUP INC.

9
Proven Record of Growth and Margin Expansion
($ in millions)
% of Sales      20%       19%       23%      27%      31%      39%      39%      36%     36%      39%      42%      46%      44% 45%      46%      46%
(1) EBITDA As Defined is a non-GAAP financial measure presented here as supplemental disclosures to net income.  For a presentation of the most directly comparable GAAP measure and a reconciliation of EBITDA As Defined, please see appendix.
(2) Midpoint of May 6, 2008 guidance (excluding CEF Industries)
(2)
$48
$10
$52
$10
$57
$13
$63
$17
$78
$25
$111
$44
$131
$51
$151
$54
$201
$72
$249
$98
$293
$124
$301
$139
$374
$164
$435
$194
$593
$275
$705
$329
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08E
Revenue EBITDA As Defined
(1)

10

11
Why Did we Perform Thru 9/11?
I. 3 Value Drivers
1.  Cost Reduction
10% / 15% Reduction within 45 days
2.  Pricing
3.  New Business
Cockpit security
II. Acquisitions
1. Honeywell pump & Champion – 2001
III. Military

CAGR = 6.1%
3,500
3,000
2,500
2,000
1,500
1,000
500
0
World Airline Traffic
Forecast
1970
1975
1980
1985
1990
1995
2000
2005
2010

TRANSDIGM GROUP INC.

12 Source: Air Transport Association, Airline Monitor. WORLDWIDE REVENUE PASSENGER MILES (billions of miles) Steady Growth in Passenger Traffic Drives Stable Aftermarket Sales . . .

13
North
America Europe Asia World
Analyst # 1 -2% 1% 6% 2%
Analyst # 2 - 4% -1% 7% 1%
Analyst # 3 0%
Average -3% 0% 7% 1%
Recent Analyst Forecast
2009 RPM Growth
First half of FY 2009 down more
TDG modestly Boeing weighted
Potential over reactions by A/L

3,500
3,000
2,500
2,000
1,500
1,000
500
-
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008E
27 Domestic Airline Bankruptcies
▪Eastern Airlines
▪Braniff
▪Continental
▪Pan Am
▪TWA
▪America West
31 Domestic Airline Bankruptcies
▪TWA
▪Pan Am
▪Bus. Express
8 Domestic Airline Bankruptcies
▪United
▪US Airways
▪Air Canada
▪Hawaiian Airlines
Representative New Entrants:
▪Spirit
▪Southwest
▪AirTran
▪JetBlue
Gulf War / Soft Economy
Post-9/11 / Soft Economy/ Iraq War/ SARs

Source: Air Transport Association, U.S. Airline Bankruptcies & Service Cessations, June 2008.

TRANSDIGM GROUP INC.

14
. . . Despite Market Disruptions
14
25 Domestic 25 Domestic
Bankruptcies Bankruptcies
US Airways US Airways
Delta Air Lines Delta Air Lines
Northwest Airlines Northwest Airlines
Aloha Airlines Aloha Airlines
Southeast Airlines Southeast Airlines

15
0
250
500
750
1,000
1,250
1,500
'96 '98 '00 '02 '04 '06 '08E '10E
…with a Positive Outlook for OEM Production
COMMERCIAL TRANSPORTS
Source:  Wall Street Research / Airline Monitor / Management estimates.
REGIONAL & BUSINESS JETS
0
250
500
750
1,000
1,250
1,500
'96 '98 '00 '02 '04 '06 '08E '10E
Regional Jet Business Jet
(units delivered)
(units delivered)

16
Stable Outlook for Military Spending
$165.3
$174.4
$180.6
$184.4
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
'08 '09 '10 '11
O&M BUDGET
($ in billions)
Source: National Defense Budget Estimates for FY 2008

17 Significant Barriers to Entry Selection / Qualification Process FAA Certification Niche Markets Risk / Reward Trade-Off

18 Recurring Stream of Profitable Aftermarket Revenue 5 10 15 20 25 30 35 40 45 50 55 60 65 70 Profitability / % of Sales Airframe Program Life Cycle (Years) Aftermarket OE Production

Other Aftmkt
1%
Comm
Aerospace
OEM
29%
Def Aerospace
Aftmkt
15%
Other OEM
2%
Def Aerospace
OEM
9%
Comm
Aerospace
Aftmkt
44%
19
Aftermarket
OEM
Strong Focus on High-Margin Aftermarket
NET SALES EBITDA
Based on management estimates for the fiscal year ended 9/30/07.
Approximately 60% of pro forma net sales and a much higher percentage of
EBITDA are from the stable, high-margin aftermarket.

Sole Source
80%
Non-Sole
Source 20%
20
Significant Proprietary and Sole Source Revenue Base
Proprietary 95%
Non-Proprietary
5%
Proprietary Proprietary and and sole sole source source products products represent represent a a significant significant barrier barrier to to entry entry and and a a stable, stable, recurring recurring revenue revenue stream. stream.
PROPRIETARY SALES
SOLE SOURCE SALES
Based on management estimates of pro forma sales for the fiscal year ended 9/30/07.

BRITISH AIRWAYS

UNITED

Lufthansa

Continental Airlines

Delta Air Lines

BOEING

AIRBUS

LOCKHEED MARTIN

Sikorsky
A United Technologies Company

Cessna
A Textron Company

BOMBARDIER

TRANSDIGM GROUP INC.

21
Strong Positions on Diverse and Growing Platforms
TOP 15 PLATFORMS
B737
A320
B747
B777
CRJ Family
B767
A330/A340
Cessna Citation Series
Gulfstream Series
Learjet Series
F-18
Embraer RJ Family
Challenger Family
B757
Apache Helicopter
28%
sales
15%
sales
8%
sales
Based on management estimates of pro forma sales for the fiscal year ended 9/30/07.

22 DC9/MD80 737 Classics 727 747 Classics * Based on management estimates of pro forma sales for the fiscal year ended 9/30/07. Modest Exposure to Old Platforms 3% Revenue * 1.5% Revenue *

23 Proven Operating Strategy Profitable new business Productivity and cost improvement Value-based pricing 3 Value Drivers

24
Proven Record of Acquisition & Integration
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
Adams Rite Aerospace
Christie
Champion
Honeywell Lube Pump
Fuelcom
Norco
Adel
Aeroproducts
Wiggins
Controlex
Marathon
Avionic
Instruments
Skurka
Fluid
Regulators
Eaton Motor
Products
2006 2007
Sweeney
Electra-Motion
CDA InterCorp.
Avtech
ADS/Transicoil
Bruce
CEF
Management has acquired 22 businesses since 1993, Management has acquired 22 businesses since 1993, including five since October 2006. including five since October 2006.
2008

Management Process Raymond F. Laubenthal

26
Organizational Philosophy
Corporate
Control
Local
Autonomy
Economy
of Scale
Mgmt
Resources
Value Generation Strategy
Structure Execution Motivation
Central
Control
Local
Autonomy
Emp-
loyees Owners
CORPORATE
OPERATING UNIT

Nick Howley
CEO
Greg Rufus
CFO
Ray Laubenthal
COO
Al Rodriguez
EVP M&A
Bob Henderson
EVP
AdelWiggins
Skurka
Avionic
Marathon
AeroControlex
AI2
ADS/Transicoil
Champion
CDA
CEF
Adams Rite
Bruce

TRANSDIGM GROUP INC.

Corporate Structure 27

- President
  - Director Sales & Marketing
    - Product Line Manager
    - Product Line Manager
    - Product Line Manager
  - Director Operations
  - Director Engineering
  - Controller

TRANSDIGM GROUP INC.

Division Organization Structure 28

29
Proven Operating Strategy
Profitable new business
Productivity and cost
improvement
Value-based pricing
3 Value Drivers Operating Unit Accountability
Value driven down through
each Product Line
Mid-Quarter and Quarter-
End Reporting
Emphasize Value Creation,
Ownership and
Accountability

30
Product Line Detail Focus
Product Team Structure
P&L Financial Reporting
Value Driver Accountability
Attention to Detail: Focus
Product Line  Value
Generation
Value
Drivers
Product
Manager
Materials
Lead
Manufacturing
Lead
Engineering
Lead
Product Line Team

Productivity Gains
Pricing
Product Line Income Statement & Budget

TRANSDIGM GROUP INC.

Management Process – Product Line Value Reporting Tools 31 New Business Consistent Product Line Metrics Accountability Quarterly Mid Quarterly

Product Line Income Statement
FY 2007
% to
Q1 08
% to
Q2 08
% to
Q3 08
% to
Q4 08
% to
YTD Fcst
% to
YTD Plan
% to
Actual
Sls
Actual
Sls
Actual
Sls
Fcst
Sls
Fcst
Sls
Through Q3
Sls
Through Q3
Sls
Top Line Activity:
1,172       3.3% New Biz Bookings 372         4.6% 307         3.1% 480               4.8% 195               1.8% 1,159        4.1% 639          2.5%
38,648
109.8%
Total Bookings 7,529
92.6%
13,081
131.4%
10,218
102.0%
10,619
99.4%
30,828
109.7%
27,832
107.2%
35,195     100.0%   Sales 8,133       100.0% 9,957       100.0% 10,019          100.0% 10,678           100.0% 28,109       100.0% 25,974      100.0%
Product Costs:
8,696
24.7%
Material 2,049
25.2%
2,408
24.2%
2,584
25.8%
2,791
26.1%
7,041
25.0%
6,692
25.8%
2,678
7.6%
Direct Labor 659
8.1%
770
7.7%
830
8.3%
850
8.0%
2,259
8.0%
1,924
7.4%
6,667
18.9%
Overhead 1,349
16.6%
2,005
20.1%
2,047
20.4%
2,068
19.4%
5,401
19.2%
4,868
18.7%
928
2.6%
  Depreciation 219
2.7%
216
2.2%
215
2.1%
220
2.1%
650
2.3%
628
2.4%
-
0.0%
  Other -
0.0%
-
0.0%
-
0.0%
-
0.0%
-
0.0%
-
0.0%
18,969
53.9%
  Total Product Costs 4,276
52.6%
5,399
54.2%
5,676
56.7%
5,929
55.5%
15,351
54.6%
14,112
54.3%
16,226
46.1%
  Gross Profit 3,857
47.4%
4,558
45.8%
4,343
43.3%
4,749
44.5%
12,758
45.4%
11,862
45.7%
G&A Costs:
60
0.2%
Engineering 15
0.2%
15
0.2%
16
0.2%
16
0.1%
46
0.2%
48
0.2%
649
1.8%
Sales 184
2.3%
177
1.8%
188
1.9%
188
1.8%
549
2.0%
562
2.2%
1,213       3.4% Admin 216         2.7% 203         2.0% 218               2.2% 222               2.1% 637           2.3% 641          2.5%
(41)
-0.1%
  Other (2)
0.0%
2
0.0%
-
0.0%
-
0.0%
-
0.0%
-
0.0%
64
0.2%
  Depreciation 16
0.2%
17
0.2%
17
0.2%
17
0.2%
50
0.2%
20
0.1%
1,945       5.5%   Total G&A Costs 429         5.3% 414         4.2% 439               4.4% 443               4.1% 1,282        4.6% 1,271        4.9%
14,281
40.6%
  Product Line EBIT 3,428
42.1%
4,144
41.6%
3,904
39.0%
4,306
40.3%
11,476
40.8%
10,591
40.8%
15,273
43.4%
  Product Line EBITDA 3,663
45.0%
4,377
44.0%
4,136
41.3%
4,543
42.5%
12,176
43.3%
11,239
43.3%
1,874       5.3% Ttl Sales & Eng. Exp. 523         6.4% 586         5.9% 646               6.4% 646               6.0% 1,755        6.2% 1,816        7.0%
8,933       Ending 90day backlog 9,601       9,269       10,050
110% % to Nxt Qtr Sls 96% 93% 94%
SAMPLE
32

Pricing 0.0% 5.0% 10.0% Comm Transp Reg Bus Jet Defense OEM Comm Aftmkt Gov Aftmkt Total YTD FY Plan Inflation YTD Product Line “A” Pricing Results SAMPLE 33

1,500
1,250
1,000
750
500
250
0
$1,159
$639
YTD Forecast
YTD Plan

1,500
1,250
1,000
750
500
250
0
$1,354
$865
YE Forecast
YE Plan

TRANSDIGM GROUP INC.

New Business - Bookings ($K) Major Activities for the Quarter: Captured New Engine Application Won New Bus Jet Airframe Application Delivered New Airframe Prototype SAMPLE 34 Cessna Citation III

Quantity

Confidential

[redacted]

[redacted]

[redacted]

0
5,000
10,000
15,000
20,000
Q3 '07 Q4 '07 Q1 '08 Q2'08 Q3 '08
A/B Trend ($K)
A B
0
5
10
15
3Q07 4Q07 1Q08 2Q08 Q308
Prototype Trend
New Business - Pipeline
SAMPLE
Program Customer P/N 3 Yr. Pot. $000 Q1 2008 Q2 2008 Q3 2008 Q4 2008
2008 Bookings
Forecast
A Project A Various XXXX-X $5,715 $0 $52 $60 $65 $177
A Project B Various XXXX-X $1,029 $0 $20 $20 $20 $60
A Project C Various XXXX-X $1,019 $18 $64 $120 $75 $277
A Project D Various XXXX-X $1,057 $0 $0 $0 $15 $15
A Project E Various XXXX-X $2,079 $0 $28 $20 $40 $88
A Project F Various XXXX-X $1,815 $0 $14 $20 $25 $59
A Project G Various XXXX-X $429 $0 $0 $0 $15 $15
A Project H Various XXXX-X $434 $0 $0 $0 $30 $30
A Project I Various XXXX-X $572 $2 $10 $15 $20 $47
A Project J Various XXXX-X $504 $16 $10 $15 $15 $56
A Project K Various XXXX-X $889 $0 $5 $10 $10 $25
A Project L Various XXXX-X $219 $0 $0 $0 $25 $25
A Project M Various XXXX-X $715 $0 $0 $10 $10 $20
A Project N Various Multiple $0 $2 $35 $40 $40 $117
A Other - Industrial Apps Various Various $1,000 $71 $199 $179 $75 $524
Total "A" Pgms $17,478 $109 $437 $509 $480 $1,535
B Project O Various XXXX-X $2,288 $0 $0 $0 $0 $0
B Project P Various TBD $200 $0 $0 $0 $0 $0
B Project Q Various TBD $200 $0 $0 $0 $0 $0
B Project R Confidential XXXX-X $150 $0 $0 $0 $25 $25
B Project S Various Various $900 $0 $0 $0 $0 $0
B Project T Confidential Various $750 $0 $0 $0 $0 $0
B Project U Confidential Various $0 $0 $0 $0 $0 $0
B Project V Confidential XXXX-X $1,500 $0 $0 $115 $100 $215
B Project W Confidential Various $0 $0 $0 $0 $0 $0
Total "B" Pgms $5,988 $0 $0 $115 $125 $240
Total "A & B" Pgms $23,466 $109 $437 $624 $605 $1,775
35

Productivity
Plan Forecast
Cross Training 50 85
Outsourcing Savings 150 225
Cell Weighing Project 0 50
Sintering Inline
Measuring 50 29
Automatic Brusher 33 35
Lean Mfg Dept 360 30 32
Heat Treat Savings 0 18
Automatic Plate
Loader 14 22
Load Testing
Automation 20 25
Auto Inkjet Part
Marking 15 18
All Other Projects 175 242
2008 Total 537 781
Productivity ($000)
Sales Per Head
(Adjusted for Price)
240
$252
$268
$277
195
187
190
185
150
200
250
300
FY '06 FY '07 YTD Plan YTD F/C
150
200
250
300
SAMPLE
36

Talent Development 37

Talent Demand Organic Growth & Mgt. Turnover Acquired Growth & Mgt. Transitions Growth Requires Talent 38

Talent Development &
Talent Inventory Management
Quarterly Update by Operating Unit
Roster by Management Level
Bench Strength Development Actions
Press Weed-out Actions
Press Recruiting Efforts
Press for ACTION and
CHANGE
39

Weed-out or Promote Talent Pool Weed-out Develop Expand Test Promote Individual Effectiveness Talent Distribution & Action High Low 40

Succession Sort,  Develop,  Promote
President
Dir of S&M Dir of Eng
Dir of Mfg.
Controller
Prod Line Mgr Mfg  Mgr Eng Lead
HR, QC
Other
President
Dir of S&M Dir of Eng
Dir of Mfg.
Controller
Prod Line Mgr
Mfg  Mgr Eng Lead
HR, QC
Other
New Acquisition Existing Unit OR
Key Positions:
Dir S&M
Dir Mfg
Prod. Line Mgr
Mfg. Manager
President
Dir of S&M Dir of Eng
Dir of Mfg.
Controller
Prod Line Mgr Mfg  Mgr Eng Lead
HR, QC
Other
President
Dir of S&M Dir of Eng
Dir of Mfg.
Controller
Prod Line Mgr Mfg  Mgr Eng Lead
HR, QC
Other
41

Recent Internal Succession & Growth Activity
Recent Promotions:   2006 thru 2008
Presidents & Significant Corp. Positions 14
Op Unit Staff Directors & Managers 25
Product Line & Significant Managers 30
42

43

Acquisition Integration 44 Acquisition Value Creation

45
Proven Acquisition Integration
Incorporate TDG Pricing
Methods
Right-size the Cost Structure
Focus the New Business
Organize Into Product Lines
Add Value Driver Metrics
Align Financial Reporting
Acquisition Value Generation
$6.0
$2.8
$1.7
$1.5
$12.0
$0
$2
$4
$6
$8
$10
$12
$14
Acquired
EBITDA
Price Prod. Volume Expected
EBITDA
EBITDA
Margin      21.0%                                              42.0%

Performance Stability 46 Consistent Value Creation Strategy Product Line Detail Focus Active Talent Growth Disciplined Acquisition Integration Solid Value Growth Process

Operating Units Robert S. Henderson

12 Operating Units 12 Operating Units 34 Product Lines 34 Product Lines $705 M Revenue $705 M Revenue TransDigm Group Inc. 48

Common Distinguishing Characteristics 49 Aerospace components Proprietary engineered products Significant aftermarket content Results in High Cash Flow and EBITDA

50 AeroControlex CDA Champion MarathonNorco ADS/Transicoil AI2 Avtech Bruce Skurka AdelWiggins Adams Rite CEF Transdigm Group - Locations

51 TransDigm Locations – Adams Rite Aerospace Fullerton, CA

52 TransDigm Location – AeroControlex Group Painesville, OH

53 TransDigm Locations – Champion Aerospace Liberty, SC

54 TransDigm Location – AdelWiggins Group Commerce, CA

AVIONIC INSTRUMENTS INC.
REA INTERNATIONAL

TRANSDIGM GROUP INC.

55 TransDigm Locations – Avionic Instruments Avenel, NJ Avionic Instruments Inc

SKURKA
Aerospace, Inc.

SKURKA

TRANSDIGM
GROUP INC.

56 TransDigm Location – Skurka Aerospace Camarillo, CA

57 TransDigm Locations – CDA Intercorp Deerfield Beach, FL CDA InterCorp

MarathonNorco Aerospace

Marathon M3
MICRO MAINTENANCE

TRANSDIGM GROUP INC.

58 Waco, TX TransDigm Locations – MarathonNorco Aerospace

ADS TRANSICOIL

COLLEGEVILLE FRONTAGE

QNH 4444
4.4.4.4
6666 6666 6666 6666 6666
6666 6666 6666 6666 6666
4444 4444 4444 4444 4444
4444 4444 4444 4444 4444
QNH 5.5.5.5
5.5.5.5

TRANSDIGM GROUP INC.

59 TransDigm Location – ADS/Transicoil Collegeville, PA

avtech
Ideas That Fly

avtech
Ideas That Fly

CHR
TIME/DATE
12:04
PUSH TO SET

TRANSDIGM
GROUP INC.

60 TransDigm Location – Avtech Seattle, WA

61 TransDigm Location – Bruce Aerospace Dayton, NV

CEF INDUSTRIES PARTNERS IN CONTINUOUS IMPROVEMENT

TRANSDIGM GROUP INC.

TransDigm Location – CEF Industries 62 Addison, IL

63 Recurring Stream of Profitable Aftermarket Revenue 5 10 15 20 25 30 35 40 45 50 55 60 65 70 Profitability/% of Sales Airframe Program Life Cycle (Years) Aftermarket OE Production

Life Cycle Revenue Stream 64 Low OEM Revenue / Margin High Spares Parts Generation / Margin

Life Cycle Revenue Stream 65 Aftermarket Various Components Replaced on average every 5 years High annual average spare parts sales Aftermarket revenue 70 to 100x OEM revenue

Life Cycle Revenue Stream Low OEM Revenue / Negative Margin Consumable – High Aftermarket Sales / Margin 66

Life Cycle Revenue Stream Replaced / Consumed Annually Aftermarket Revenue 100 to 150x OEM Revenue 67

Life Cycle Revenue Stream 68 Low OEM Revenue / Margin High Spares Parts Generation / Margin

Life Cycle Revenue Stream 69 Aftermarket Various Components Replaced as needed High annual average spare parts sales Aftermarket revenue 50 to 100x OEM revenue

Ignition Systems	Pumps	Valves	Motors, Actuators and Controls	Water Faucets and Systems	Quick Disconnects, Couplings and Clamps	Batteries, Chargers and Power Converters	Aircraft Hardware and Cockpit Security Systems	Heaters and Hoses	Cockpit Audio	Lighting and Displays

Diverse Products, Platforms and Markets 70

Mergers & Acquisitions Albert J. Rodriguez

72 Focused Acquisition Strategy KEY ACQUISITION CRITERIA Aerospace components Proprietary engineered products Significant aftermarket content

Significant Opportunities to
Complete Accretive Acquisitions
EBITDA Margin
Distribution
Annual Revenue $/Yr.
OPPORTUNITY TO CREATE VALUE
(1)
FRAGMENTED BASE
(1)
0%
5%
10%
15%
20%
25%
30%
35%
0-5% 6-10% 11-15% 16-20% 21-25% 26-30% 31-35% 36-40%
0%
10%
20%
30%
40%
50%
60%
< $10M $10-$40M $40-$150M $150 Mil +
(1)   Estimated population = 2,000 businesses . Distribution percentages are management estimates adjusted for inflation.
73

Proven Record of
Acquisition & Integration
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
Adams Rite
Aerospace
Christie
Champion
Honeywell Lube
Pump
Fuelcom
Norco
Adel
Aeroproducts
Wiggins
Controlex
Marathon
Avionic
Instruments
Skurka
Fluid
Regulators
Eaton Motor
Products
2006 2007
Sweeney
Electra-Motion
CDA InterCorp.
Avtech
ADS/Transicoil
Bruce
CEF Industries
Management has acquired 22 businesses since 1993, Management has acquired 22 businesses since 1993, including five since October 2006. including five since October 2006.
2008
74

75
Organization Structure
A. Rodriguez
K. Kates
C. Egan
Broker
U.K.
R. Williams
Broker
U.S.
Direct Company Contact
Investment Bankers
Regional Brokers
Select OEM’s
Direct Company Contact
Lead Generation

Lead Generation is a Systematic Process Privately Held Strategic OEM Auction 76

Lead Generation Techniques Acquisition Lists Privately Held Strategic OEM Auctions Conferences/Shows Networking Internet Searches Cold Calling = Visit, Visit, Visit! 77

Formal Acquisition Process
Teaser
Confidentiality Agreement
Offering Document
Expression of Interest
Management Meeting
Due Diligence
2
nd
Round Bid
Down Select
Negotiate Contract
Financing
Close Deal
78

Informal Acquisition Process Close Deal Contract Due Diligence Letter of Intent Build Trust 79

80 Active Acquisition Process 200 Introduction 50 Evaluate 6 Letter of Intent Typical Multiple 6 – 10x EBITDA Post Acquisition 50%+ multiple reduction 2 Closed Closed

81 Common Issues/Opportunities Excessive costs Sub optimal pricing Unfocused new business process

One Page “Go” or “Stop”
Go
Go
or
or
82
Stop
Stop
Own/Lease Own / lease Proprietary 80%
Sales $88,835 Sq. Ft. 270,000 Sole Source 90%
COGS $74,903 Headcount 356
Gross Profit $13,931 Sales/Head $250
% 15.7%
SG&A $7,960 OEM
% 9.0% Union Hds. - Eurofighter $13,650
EBIT $5,971 Embraer 170/190 $6,750 Market (Nominal)
% 6.7% NH90 Helicopter $6,075 Price (Real) 1.0%
EBITDA $8,141 A109/119 Helicptr $4,800 Productivity 1.0%
% 9.2% Citation X/Sovrgn. $3,300
Ariane 5 Rocket $2,950
Q400 $2,550 Purchase Price $65,124
Helicopters $23,985 Other $20,333 Multiple EBITDA 8.0
Fighter/Trainers $23,097 Total $60,408
Regional Jets $18,655
Business Jets $7,995
Aftermarket
Beg. EBITDA $8,141
Aftermarket 32% Other $12,102 R&O Tornado $1,100 Market $0
OEM 68% Non Aerospace $3,000 R&O EH101 Heli. $1,000 Price Real $4,531
R&O AM-X Fighter $900 Productivity $829
Commercial 47% R&O A109/119 $600 FCST EBITDA $13,501
Military 50% Spares Tornado $3,200
Other 3% Spares Tornado $3,200 TD Multiple 10.0
Spares Tornado $1,050 TEV $135,006
Total 100% Sub-total $0 All Other R&O/Spares $17,377 Less Debt $35,000
Total $88,835 Total $28,427 Equity $100,006
32%
Aerospace
Yes
Aftermarket
Yes
Components
Yes
Proprietary/Sole Source
Market Ratios
Financials 2007
Color Legend. Green fits criteria, Yellow may fit criteria, Red doesn't fit criteria. (Blue are input fields below)
Platforms
Markets Segments
Value Assumptions

OEM OEM Spares Spares Market Market Trends Trends Real Pricing Real Pricing New Business New Business Total Total Revenue Revenue Revenue Forecast Base Revenue Shipset Model 83

Detailed Pricing Review Market Segment Typical Actions Comm OEM LTAs Reset Spares Incr. Comm Aftmkt Repairs Inc. .. Defense OEM .. .. Defense Aftmkt .. $ P/N by P/N Review 84

Productivity 85

Due Diligence
Goal – validate model
Look for liabilities/problems
86
Finance / MIS Sales
Income Statements Customers/Markets
Balance Sheets Platforms
Inventory/Valuation Competitors
Cost System LTAs
MIS System Pricing
AR/AP Sales force
Liabilities Distribution
Engineering Operations
Technology MRP/Planning
Sole source Suppliers
R&D Projects Routings/process sheets
Quality System Equipment/Facility
Human Resources Taxes / Legal
Management Corporate Structure
Salaries Past Tax Returns
Benefits Environmental
Insurance Licenses Permits
Litigation

87

Additional Equity Created
88
Beginning EBITDA $8.1
Real Price $3.2
Inflation $0.7
Productivity $2.3
Market Growth ($2.8)
New Business $2.0
Target EBITDA $13.5
Source of Equity
Multiple Expansion / (Contraction) $27.0
Debt Repayment $22.3
Operating Improvement $43.2
Total $92.5

Investment Evaluation – Example Only
Purchase Price / Capital Structure
EBITDA $     8,141
Multiple 8.0
Purchase Price   $65,128
Fees $1,954
Total Purchase Price $67,082
Debt 4.5x 2008 EBITDA $36,635
Equity Required $30,447
Total $67,082
Debt & Equity
Investment Year 1 Year 2 Year 3 Year 4 Year 5
($30,447)
EBITDA $9,017 $9,987 $11,061 $12,251 $13,501
Multiple 10.0 10.0 10.0 10.0 10.0
TEV $90,167 $99,866 $110,608 $122,506 $135,010
Less debt $(33,028) $(29,033) $(24,609) $(19,709) $(14,308)
Market Value $57,139 $70,833 $85,999 $102,797 $120,702
($30,447) 0 0 0 $0 $120,702
IRR 31.7%
89

90
Actual Performance – Example 1
% EBITDA
0%
15%
30%
45%
Yr. 0 Price Productivity Volume Yr. 6
Actions:
Replaced management
Increased aftermarket prices
Reduced personnel 15%-20%
Focused new business program
95%
Aerospace
95%
Proprietary
At Acquisition Date
45%
Aftermarket

91
Actual Performance – Example 2
% EBITDA
20%
25%
30%
35%
40%
45%
50%
55%
Year 0 Price Productivity Volume Year 2
Actions:
Consolidated into existing
TransDigm facility
Increased Aftermarket Prices
Reduced Personnel 35%
Focused development activities
85%
Aerospace
90%
Proprietary
45%
Aftermarket
At Acquisition Date

Financial Information Greg Rufus

Revenue = 19.6%
EBITDA As Defined = 26.2%

TRANSDIGM GROUP INC.

93
Proven Record of Growth and Margin Expansion
($ in millions)
% of Sales      20%       19%       23%      27%      31%      39%      39%      36%     36%      39%      42%      46%      44% 45%      46%      46%
(1) EBITDA As Defined is a non-GAAP financial measure presented here as supplemental disclosures to net income.  For a presentation of the most directly comparable GAAP measure and a reconciliation of EBITDA As Defined, please see appendix.
(2) Midpoint of May 6, 2008 Guidance (excluding CEF Industries).
(2)
$48
$10
$52
$10
$57
$13
$63
$17
$78
$25
$111
$44
$131
$51
$151
$54
$201
$72
$249
$98
$293
$124
$301
$139
$374
$164
$435
$194
$593
$275
$705
$329
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 E
Revenue EBITDA As Defined
(1)

18.7%
14.8%
46.3%
44.7%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
LTM EBITDA Margin LTM (EBITDA-Capex) Margin
Industry Peers TransDigm
94
Industry Leading Financial Performance
Note:  LTM data as of 9/30/07. EBITDA for TransDigm is EBITDA As Defined
(1) Based on publicly available information. Includes PCP, GR, COB, MGGT, HXL, BEAV, MOG, ESL, COL, CW, HEI.
TransDigm’s EBITDA margin and free cash flow are at the top of the aerospace sector.
(1)

Commonly Asked Questions 95 Commonly Asked Questions:

OHIO
George V. Voinovich, Governor
Welcomes You
to the heart of it all!

TRANSDIGM GROUP INC.

Commonly Asked Questions 96 What Time Zone are You In? Answer: Ohio has elected to let New York participate in our Eastern Time Zone!!!

97
Aftermarket
OEM
Strong Focus on High-Margin Aftermarket
Approximately 60% of pro forma net sales and a much higher percentage of
EBITDA are from the stable, high-margin aftermarket.
NET SALES EBITDA
Based on management estimates for the fiscal year ended 9/30/07.
Other Aftmkt
1%
Comm
Aerospace
OEM
29%
Def Aerospace
Aftmkt
15%
Other OEM
2%
Def Aerospace
OEM
9%
Comm
Aerospace
Aftmkt
44%

25,000
20,000
15,000
10,000
5,000
0
'03
'04
'05
'06
'07
'08E
'09E
'10E
Total Fleet
OEM Deliveries
Retirements

Source: The Airline Monitor January / February 2008

TRANSDIGM GROUP INC.

98 Commercial Aircraft Base

C.I.S.
2%
Africa
4%
Middle East
4%
Latin America
7%
United States / Canada
39%
Asia / Pacific
20%
Europe
24%

TRANSDIGM GROUP INC.

99 Reported GAAP Sales vs. Installed Base Source: The Airline Monitor May 2008 United States 76% Foreign 24% 2007 GAAP Sales Installed Base of Comm. Aircraft

→

→

→

Δ

→ ≈

→

→

	Δ	Δ

→

→

-
-

→

TRANSDIGM GROUP INC.

%
Acquisitions (Purchase Accounting, Operating Margin,
Integration Costs)
OEM vs. Aftermarket Sales Mix
Strategic Investment
Avg. Quarterly Sales $175M
Commercial Aftermarket          45%
Implied Aftermarket Sales     $ 79M
100
Margin Fluctuations & Quarterly Comparisons
Qtr. Example:
$4M =  5%
Real World Items
Retrofits
Timing of Large Shipments
Govt. Approval
Stocking Order
Industry Inventory Changes
Example

101
Capitalization
($ in millions) Cum. Mult.
9/30/08 E EBITDA % of Cap.
Cash 200.0 $
Revolver
(1)
- - -
Term Loan 780.0 2.4 25.7%
Senior Subordinated Notes 577.2 1.7 19.0%
Total Debt 1,357.2 $          4.1 44.7%
Market Equity
(2)
1,677.9 55.3%
Total Capitalization 3,035.1 $          100.0%
EBITDA As Defined
(3)
328.5 $
Net Debt/EBITDA As Defined 3.5
(1)
$198.5 million availability
(2)
Based on shares outstanding of 48.3 million and a 6/26/08 stock price close of $34.74.
(3)
Midpoint of May 6th, 2008 Guidance (excluding CEF Industries)

6
5
4
3
2
1
-
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08E
Gross Leverage Ratio(1)
Net Leverage Ratio(2)

TRANSDIGM GROUP INC.

102 Historical Leverage Ratio (1) Total Debt ÷ Proforma EBITDA as Define (2) Total Debt less cash ÷ Proforma EBITDA as Defined

103
Significant Free Cash Flow
($ in millions)
(1) Midpoint of May 6 th, 2008 Guidance (excluding CEF Industries)
(2) Excludes interest paid of $62.7 million in November 2005 on the $200 million of promissory notes issued in 2003.
2005 2006 2007 2008 E
EBITDA As Defined $164.2  $194.4  $274.7  $328.5
(1)
CapEx (8.0) (8.4) (10.3) (13.9)
Cash Interest Expense (46.0) (74.9) (90.7) (92.5)
Cash Taxes (19.2) (8.3) (18.6) (40)
Free Cash Flow before WC $91.0  $102.8  $155.1  $182.1
% of EBITDA As Defined 55.4% 52.9% 56.5% 55.4%
Fiscal Year Ended September 30,
(2)

Repurchase Stock
Dividend
Value Generating Acquisitions
Available Funds
Est. Cash Balance @ 9/30/08 $200M
Unused Revolver $200M
$400M
Credit Markets ?
Pay Down Debt
Subordinated Notes: Breakage fees
Senior Credit Facility: Low cost and minimum covenants
Use of Free Cash Flow
104

Multiple Opportunities to Create Value
Value Pricing and Productivity
Value Pricing and Productivity
Acquisitions
Acquisitions
Deleveraging
Deleveraging
Superior Management
Superior Management
Profitable New Business
Profitable New Business
Steady  Long Term Growth in Passenger Traffic
Steady  Long Term Growth in Passenger Traffic
105
Steady Top
and Bottom
Line Growth

Q & A July 1, 2008

107
Appendix
Reconciliation of Net Income to EBITDA As Defined
(in millions)
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Net Income ($5) $0 $1 $3 $14 ($17) $11 $14 $31 ($76) $14 $35 $25 $89
Depreciation and amortization 7 7 7 6 7 6 7 9 13 10 18 17 16 24
Interest expense, net 5 5 5 3 3 23 28 32 37 43 75 80 77 92
Income tax provision (2) - 2 5 13 (2) 8 9 17 (45) 6 23 16 53
Warrant put value adjustment 1 1 2 5 7 - - - - - - - - -
Extraordinary item - - - 2 - - - - - - - - - -
EBITDA 6 13 17 24 44 10 54 64 98 (68) 113 155 134 258
Merger expense - - - - - 40 - - - 176 - - - -
Acquisition-related costs 4 - - 1 - 1 - 8 - 15 20 2 1 9
Non-cash compensation and
deferred compensation costs - - - - - - - - - 1 6 7 1 6
One-time special bonus - - - - - - - - - - - - 6 -
Public offering costs - - - - - - - - - - - - 3 2
Refinancing costs - - - - - - - - - - - - 49 -
EBITDA As Defined $10 $13 $17 $25 $44 $51 $54 $72 $98 $124 $139 $164 $194 $275